                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
WPL Laboratories, Inc.:

    We consent to the use of our report on the financial statements of WPL Laboratories, Inc. as of December 31, 1997 and 1998 and for each of the years then ended dated June 30, 1999 included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Boston, Massachusetts
March 29, 2000